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As of 3/27/97



                     SUN HEALTHCARE GROUP, INC. SUBSIDIARIES


                                                            Jurisdiction of
                                                              Incorporation
                                                            ---------------
Sun Healthcare Group, Inc.                                     Delaware

-    CareerStaff Unlimited, Inc.                               Delaware
     -    CareerStaff HSR, Inc.                                Delaware
     -    CareerStaff Management, Inc.                         Delaware
     -    Healthcare Staff Resources, Inc.                     Texas
     -    HSR Management, Inc.                                 Delaware
     -    PRI, Inc.                                            Delaware
           - P.U. Management, Inc.                             Texas

-    Columbia Health Care, Inc.                                Canada
     -    Accident Rehabilitation Center, Inc.                 Ontario
     -    Aqua Rehabilitation, Inc.                            Ontario
     -    Argus Sports Clinic, Inc.                            Ontario
     -    Canadian Injury Recover Clinic (Ottawa) Ltd.         Ontario
     -    Columbia Centre for Rehabilitation, Inc.             Ontario
     -    Columbia Rehabilitation Centre (B.C.) Inc.           British Columbia
     -    Community Therapists Inc.                            British Columbia
     -    Early Treatment Centre for Industiral Injuries, Inc. Ontario
     -    Pelham Rehabilitation Associates, Inc.               Ontario
     -    Rehabilitation and Occupational Health Associates
           of Canada, Inc.                                     Alberta
          - Western Occupational Rehabilitation Centre
            (Calgary) Ltd.                                     Alberta
     -    The St. Catherines Clinic Limited Partnership        Ontario
     -    1066145 Ontario Inc. (inactive)                      Ontario
     -    2817381 Canada Inc.                                  Canada
     -    995478 Ontario Limited                               Ontario

-    Four Seasons Health Care Management, Inc.                 Delaware

-    Golden Care, Inc.                                         Indiana

-    SunBridge, Inc.                                           New Mexico

-    SunChoice Medical Supply, Inc.                            New Mexico

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-    Sundance Rehabilitation Corporation                       Connecticut
     -    Kentucky Outpatient Rehabilitation Facility,
           Bowling Green                                       Kentucky
     -    Special Medical Services, Inc.                       Texas
     -    Sundance Outpatient Rehabilitation Corporation       Arizona

-    Sun Healthcare Group International Limited                England/Wales
     -    APTA Healthcare plc                                  England/Wales
          - APTA Healthcare (Birmingham) plc                   England/Wales
                -  Friday House Limited                        England/Wales
                -  Integrated Rehab. Services Limited          England/Wales
                -  Lusby Webber Limited                        England/Wales
                -  Oaklands Nursing Home Limited               England/Wales
                -  Wyncroft House Limited                      England/Wales
          - APTA Healthcare (Nottingham) Limited               England/Wales
          - APTA Healthcare (UK) Limited                       England/Wales
          - Watercrest Developments Limited                    England/Wales
     -    Ashbourne PLC                                        Scotland
          - Elders Pharmacies Ltd. (51% holding)               Scotland
          - Ashbourne Homes PLC                                Scotland
          - Ashbourne Homes (Developments) Ltd.                Scotland
          - Ashbourne Finance Ltd.                             Scotland
          - Elders PLC                                         Scotland
          - Hi-Care Homes (Markfield) Ltd.                     England/Wales
          - Larstrike Ltd.                                     England/Wales
          - Midfield Lodge Ltd.                                England/Wales
          - Openlink Ltd.                                      England/Wales
          - Sedbury Park Ltd.                                  England/Wales
          - Uniscript Ltd.                                     England/Wales
          - Zek Estates Ltd.                                   England/Wales
     -    Exceler Health Care Group plc                        England/Wales
          *    Cairncroft Limited (50% holding in Cairncroft
                Partnership)                                   England/Wales
          *    Community Care Management Services Limited      England/Wales
          *    Exceler Healthcare Services Limited             England/Wales
          *    Exceler Ireland Limited                         England/Wales
          *    Firmprior Limited                               England/Wales
          *    Forest Healthcare Limited                       England/Wales
          *    Glyndbourne Limited                             Isle of Man
          *    Gradeindex Limited                              England/Wales
          *    Hemsworth Park Health Care Limited              England/Wales
          *    Modelfuture Limited                             England/Wales
          *    Noblerevel Limited                              England/Wales
          *    Pooltown Homes Limited                          England/Wales
                                       -2-

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          *    Printdemand Limited                             England/Wales
          *    Tan-y-Bryn Limited                              England/Wales
          *    Trimbit Limited                                 England/Wales
                - Manor Nursing Homes Limited (intermediate
                   holding)                                    England/Wales
     -    Sunscript UK Limited                                 England/Wales
          *    Park Chemist (Liverpool) Limited                England/Wales
          *    West End Pharmacy Limited                       England/Wales
     -    SunChoice UK Ltd.                                    England/Wales

-    Sunmark of New Mexico, Inc.                               New Mexico

-    SunQuest Consulting, Inc.                                 New Mexico
-
-    Sunrise Healthcare Corporation                            New Mexico
     -    Clipper Home of North Conway, Inc.                   New Hampshire
     -    Clipper Home of Portsmouth, Inc.                     New Hampshire
     -    Clipper Home of Rochester, Inc.                      New Hampshire
     -    Clipper Home of Wolfeboro, Inc.                      New Hampshire
     -    Goodwin's Nursing Home, Inc.                         New Hampshire
     -    Honorcare Management Company, Inc.                   Oklahoma
     -    Langdon Place of Dover, Inc.                         New Hampshire
     -    Langdon Place of Nashua, Inc.                        New Hampshire
     -    Langdon Place of Exeter, Inc.                        New Hampshire
     -    Living Services, Inc.                                Washington
     -    Nursing Home, Inc.                                   Washington
     -    Sunrise Healthcare of Colorado, Inc.                 Colorado
     -    Sunrise Healthcare of Florida, Inc.                  Florida
     -    Sunrise Rehab of Colorado, Inc.                      Colorado

-    Sunscript Pharmacy Corporation                            New Mexico
     -    Health Factors, Inc.                                 Florida
          *    Pharmacy Factors of California, Inc.            California
          *    Pharmacy Factors of Florida, Inc.               Florida
          *    Pharmacy Factors of Texas, Inc.                 Texas

-    The Mediplex Group, Inc.                                  Massachusetts
     -    Bergen Eldercare, Inc.                               New Jersey
     -    Community Re-Entry Services of Cortland, Inc.        Delaware
     -    G-WZ of Stamford, Inc.                               Connecticut
     -    HTA of New Jersey, Inc.                              New Jersey
     -    LTC Staffinders, Inc.                                Connecticut
     -    Manatee Springs Nursing Center, Inc.                 Florida
     -    Mediplex Atlanta Rehabilitation Institute, Inc.      Georgia
     -    Mediplex Management, Inc.                            Massachusetts

                                       -3-
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     -    Mediplex Management of Hamilton, Inc.                New Jersey
     -    Mediplex Management of New Jersey, Inc.              New Jersey
     -    Mediplex Management of Palm Beach County, Inc.       Florida
     -    Mediplex Management of Port St. Lucie, Inc.          Florida
     -    Mediplex Management of Texas, Inc.                   Texas
     -    Mediplex of Colorado, Inc.                           Colorado
     -    Mediplex of Connecticut, Inc.                        Connecticut
     -    Mediplex of Kentucky, Inc.                           Kentucky
     -    Mediplex of Maryland, Inc.                           Maryland
     -    Mediplex of Massachusetts, Inc.                      Massachusetts
          *    Mediplex of Concord, Inc.                       Massachusetts
     -    Mediplex of New Hampshire, Inc.                      New Hampshire
          *    Bay Colony Health Service, Inc.                 Massachusetts
     -    Mediplex of New Jersey, Inc.                         New Jersey
          *    P.M.N.F. Management, Inc.                       New Jersey
     -    Mediplex of New York, Inc.                           New York
     -    Mediplex of Ohio, Inc.                               Ohio
     -    Mediplex of Tennessee, Inc.                          Tennessee
     -    Mediplex of Virginia, Inc.                           Virginia
     -    Mediplex Properties, Inc.                            Massachusetts
     -    Mediplex Rehabilitation of Massachusetts, Inc.       Massachusetts
     -    Mediscript, Inc.                                     Delaware
     -    Neurotrauma Rehab, Inc.                              Maryland
     -    New Bedford Acquisition Corp.                        Massachusetts
          *    New Bedford Nursing Center, Inc.                Massachusetts
     -    Oakview Treatment Centers of Kansas, Inc.            Kansas
     -    Quality Care Holding Corp.                           Massachusetts
          *    Quality Care of New Jersey, Inc.                New Jersey
          *    Quality Nursing Care of Massachusetts, Inc.     Massachusetts
     -    Spofford Land, Inc                                   New Hampshire
     -    Sun Care Corp.                                       Delaware
     -    SUNSPECTRUM Outpatient Rehabilitation - Concord,
           Inc.                                                Massachusetts
     -    Valley View Psychiatric Services, Inc.               Colorado
     -    Worcester Nursing Center, Inc.                       Massachusetts

                                       -4-